SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2004

DAVI SKIN, INC.
---------------------------
(Exact name of registrant as specified in its charter)

NEVADA                                                                                001-14297         86-0907471
(State or other                                              (Commission File Number)        (IRS Employer
jurisdiction of incorporation)                                                                           Identification Number)

301 North Canon Drive, Suite 328
Beverly Hills, California                        90210
(Address of principal executive offices)                                                           (Zip Code)

Registrant’s telephone number, including area code (310) 205-9906

_____________________________                 _______________
(Former name or former address,                                                             (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

            None

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 Completion of Acquisition Or Disposition of Assets

Merger with Davi Skin, Inc. (Private Company)

On June 21, 2004, we completed and closed a Plan of Merger and Reorganization Agreement ("Merger") with Davi Skin, Inc., an unrelated, privately-held Nevada corporation (the "Private Company"). The Merger provided for our wholly owned subsidiary to merge into and with the Private Company, thereby making the Private Company our wholly owned subsidiary. As consideration for the acquisition of all the shares of the Private Company, we issued to the shareholders of the Private Company, on a one for one basis, 9,745,634 shares of our common stock.

The Agreement further provided that our former officers and directors, Jan Wallace and Grace Sim, would resign and that the board of the Private Company, consisting of Messrs. Medley, Mondavi and Levine would become our new board. We filed a Schedule 14F reflecting the change in control on July 20, 2004 and the new board was installed on or about August 1, 2004. Ms. Wallace and Ms. Sim resigned as officers of the company upon the closing of the merger on June 21, 2004, and the officers of the Private Company were installed on that date.

The transaction was accounted for by our auditors as a quasi-reorganization or reverse merger whereby the Private Company was considered as the accounting acquirer and therefore its accounting history was carried forward as our history.

The Private Company was founded by Carlo Mondavi in March of 2003 with his vision of creating an all-natural grape-based luxury skin care line. Planting techniques at select vineyards that we plan to utilize exclusively, produce deeper vines with a lower yield of grapes per vine. After processing, these grapes yield higher concentrations of minerals, vitamins, and nutrients than grapes from other vineyards. The minerals, vitamins and nutrients are found in a by-product of the wine making process called the pomace. Additionally, the uniquely long maceration process to which these grapes are subjected yield polyphenols in relatively high quantity. Polyphenols are the free radical scavengers that, among other things, help to protect collagen and elastin fibers and prevent the destruction of hyaluronic acid in the skin. Management believes that the use of this pomace will allow for the creation of skin cr§mes that can help fight the natural aging process of the skin.

Consequently, as a result of the merger, our primary business is now the development, manufacture, distribution and sale of skin care products.

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Plan of Operations

Our current plan of operations is to aggressively pursue the development, manufacture, distribution and sale of our new planned skin care line of products. We are currently in the process of developing this skin cr§me product line. Once these products are complete, we plan to start manufacturing and marketing them to consumers through high-end retailers and distributors.

     1.    Development

We are currently in the development process, which we see as involving two basic phases: (1) creating the products with a formulator; and (2) testing the formulations as they are developed.

We currently have a contract with a formulator to create a series of skin cr§me products, including a:

          1.     Cleanser;
          2.     Facial Scrub;
          3.     Eye Cream;
          4.     Revitalizing Moisturizer;
          5.     Daily Moisturizer with an SPF rating for sun protection;
          6.     Intensive treatment serum; and
          7.     Purifying Clay Mask

We have developed these formulations with a proprietary bio complex blend of 10 different raw materials, which we intend to be consistent across all of the products we develop. The key items will be the materials containing the anti-oxidant properties that are believed to help fight free radical damage caused by sunlight, stress and other environmental factors. Other key ingredients used in these formulas have been selected for their efficacy in helping to correct existing damage and thereby also supporting our anti-aging goals.

We have provided the formulator with our product profile for each of these products which involve a desired list of ingredients along with product features and benefits. The formulator has returned several samples based on these product proportions to us for review and we are currently in the process of evaluating and making adjustments to the formulations. Our goal is to create an end product that provides consumers with a pleasurable sensory experience, most particularly smell and touch, along with the anti-aging cosmetic results we plan to promote.

We consider these formulations as they are being developed and tested to be proprietary, and thus have been and will remain on guard to protect the details of our developing product mix.

We plan to be through the formulation portion of the development process during the month of October so that we can commence testing of the products before manufacturing. Our testing will be conducted by the company we hire to manufacture our products. We intend to test all of the products for stability and compliance with the Cosmetic Toiletry Fragrance Association ("CFTA") standards, a self-regulatory organization for the cosmetic industry. This will include various types of tests, including product safety, preservative efficacy, package stability, and assay testing for all

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products, including over the counter ingredients. Testing stability involves a three month period where analysts are looking for changes in viscosity (thickness), appearance and odor at various temperatures to help determine shelf life, expiry dates, and other things.

As the products are expected to be sold over the counter, we do not anticipate needing or obtaining any Federal Food and Drug Administration approvals and we do not plan on doing any clinical testing of any kind. The products containing SPF or any other over the counter ingredients, however, will need to meet FDA testing regulations and the global standards for sales in countries other than the United States.

     2.     Manufacture

We are in the process of choosing a manufacturer for our product line, and expect to complete our review and enter into a manufacturing agreement within the next month. Once engaged, the manufacture will be expected to test our initial product formulations during a four to six week period. During this testing, we expect to be making further adjustments to our formulations, requiring that new batches of each product be produced following each change.

Once the formula is fixed for each product, the manufacturer will create a commercial batch of each product, bottle and package the products for us. We are also in the process of choosing all the peripheral items involved in the manufacturing and marketing process, including:

     1.     the shape and size of the product containers;
     2.     the types of caps;
     3.     the packaging;
     4.     the logo and label designs; and
     5.     unit cartons.

     3.     Marketing and Distribution

Currently, we have no distribution agreements; however, we have contacted a number of distributors and retailers and are exploring several different methods of marketing the products once manufactured. We intend to seek an exclusive arrangement, at least for a time period, with high-end retailers in the US for the initial sale of our products. Management believes this will help establish us in the marketplace as a quality provider of skin cr§me products.

We anticipate that we will have completed our initial manufacturing of the products during the second quarter of 2005, with the ultimate goal of shipping our first product to stores by the end of June 2005.

SECTION 3 - SECURITIES AND TRADING MARKETS

None

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 Changes in Control of Registrant

As a result of the merger identified in Item 2.01, Messrs. Medley, Mondavi and Levine collectively now own approximately 77% of our issued and outstanding Common Stock, all as more particularly reported in our Schedule 14F-1 filed with the Securities and Exchange Commission on July 20, 2004.

Moreover, the Merger Agreement provided that our officers and directors would resign and the board of Davi Skin, consisting of Messrs. Medley, Mondavi and Levine would become our new board. On June 21, 2004, the conditions of this agreement were satisfied and Ms. Jan Wallace and Ms. Grace Sim resigned as our officers.

On August 1, 2004, Ms. Wallace resigned as our sole director upon the effectiveness of the 14F-1 Information Statement. Messrs. Medley, Mondavi and Levine were simultaneously appointed as our new board.

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of September 1, 2004 by: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (ii) each of the directors; (iii) each of our executive officers; and (iv) all directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Owner	Percent of Class(1)
Common Stock	Parrish Medley 301 North Canon Drive, Suite 328, Beverly Hills, CA 90210	1,718,935	16.5%
Common Stock	Carlo Mondavi 301 North Canon Drive, Suite 328, Beverly Hills, CA 90210	5,068,908	48.8%
Common Stock	Josh Levine 301 North Canon Drive, Suite 328, Beverly Hills, CA 90210	1,145,957	11.0%
Common Stock	Margaret Robley 301 North Canon Drive, Suite 328, Beverly Hills, CA 90210	0	0%
Common Stock	All executive officers and directors as a group	7,933,800	76.4%

(1) The percent of class is based on 10,390,567 shares of common stock issued and outstanding as of September 1, 2004.

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Executive Officers and Directors

The following tables set forth information regarding our executive officers and directors.

Name	Age	Position
Parrish Medley	42	Director, President, CEO
Carlo Mondavi	24	Director, Chairman of the Board
Josh Levine	25	Director, Secretary and Treasurer
Margaret Robley	60	Chief Financial Officer

Set forth below is a brief description of the background and business experience of each of our directors and executive officers for the past five years.

Carlo Mondavi is the Chairman of our board of directors. From June 2003 to September 2003, Mr. Mondavi worked on the special events and key accounts sales team for the Robert Mondavi Winery. Mr. Mondavi attended the University of Aix En Provence from 1998 to 2001 and the University of Milan from 2001 to June 2002.

Parrish Medley is our president, CEO and a Director. Mr. Medley has over fifteen years experience in the securities and investment banking industry with service as a manager and financial consultant for numerous registered broker/dealers, including Bear Stearns & Co. Since 1997, Mr. Medley has worked as a venture capitalist and a private money manager. From 1990 to 1997, Mr. Medley founded and grew Palm Beach Tan, Inc., into a multi-chain business before selling it to a group of private investors. Mr. Medley graduated from Southern Methodist University in 1986 with a Bachelors degree in Business Administration.

Josh Levine is our secretary and treasurer. From March 2003 to September 2003, Mr. Levine worked as an advertising designer with The Territory Ahead in Santa Barbara, California. From June 2002 to March 2003, Mr. Levine was the president of Nuvo Design. Mr. Levine graduated from the University of California, Santa Barbara in June 2002 with a Bachelors degree in Fine Arts.

Margaret Robley became our chief financial officer on June 21, 2004. She is a CPA with over 25 years of experience in finance and managerial accounting with emphasis in analytical accounting, financial management, and tax law. Ms. Robley is also the CFO at R & R Business Management, a firm she co-founded in 1996. R & R Business Management manages and controls the finances of corporations and high level entertainment personalities. In addition, from May of 1999 through April of 2001, Ms. Robley was an associate with NKS Management, Inc. (now Loring Ward), one of the largest business management firms in the greater Los Angeles area. From 1990 through April 1998, Ms. Robley was an associate with Gelfand, Renner and Feldman, the business management division of Price Waterhouse Coopers and the largest business management firm in the greater Los Angeles area with offices in New York and London. Ms. Robley earned her undergraduate degree in Business/Accounting from Columbia College in 1982 and a Masters in Business Administration from Chapman College in 1985. She earned her CPA designation in 1992 and is licensed to practice in California and before the IRS as an Enrolled Agent.

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Executive Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities for the three most recent fiscal years.

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded ($)	Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Parrish Medley	President, CEO, Director	2003 2002 2001	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Josh Levine	Secretary, Treasurer, Director	2003 2002 2001	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Carlo Mondavi	Chairman of the board of director	2003 2002 2001	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Margaret Robley	CFO	2003 2002 2001	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

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The most recent financial information for the Company can be found in its Form 10KSB filed on April 13, 2004 and its second quarter (ended June 30, 2004) Form 10QSB filed on August 23, 2004 which included the financial information for the acquired company. Such information is incorporated by reference herein.

The audited financial statements of Davi Skin, Inc. are included with this report as an Exhibit along with the proforma consolidated financial information of both companies.

Exhibit No.	Description
99.1	Agreement and Plan of Merger and Reorganization*
99.2	Private Company Consolidated Financial Statements for the period ended June 30, 2004
99.3	Proforma Financial Information for the combined merged company through June 30, 2004

_______________________
*Filed with the original 8K on June 24, 2004.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVI SKIN, INC.

/s/   Parrish Medley
Parrish Medley
Chief Executive Officer

Date: October 22, 2004

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